SHAKE SHACK®

Q3 2017 Supplemental Earnings Slides

November 1, 2017





Cautionary Note On Forward-looking Statements

This presentation contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995 ("PSLRA"), which are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different.

All statements other than statements of historical fact included in this press release are forward-looking statements, including, but not limited to, expected financial outlook for fiscal 2017, expected Shack openings, expected same-Shack sales growth and trends in the Company's operations.

Forward-looking statements discuss the Company's current expectations and projections relating to their financial position, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as "aim," "anticipate," "believe," "estimate," "expect," "forecast," "outlook," "potential," "project," "projection," "plan," "intend," "seek," "may," "could," "would," "will," "should," "can," "can have," "likely," the negatives thereof and other similar expressions.

All forward-looking statements are expressly qualified in their entirety by these cautionary statements. You should evaluate all forward-looking statements made in this presentation in the context of the risks and uncertainties disclosed in the Company's Annual Report on Form 10-K for the fiscal year ended December 28, 2016, as amended, and subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission ("SEC"). All of the Company's SEC filings are available online at www.sec.gov, www.shakeshake.com or upon request from Shake Shack Inc. The forward-looking statements included in this presentation are made only as of the date hereof. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Earnings Highlights

Third Quarter 2017

Total Revenue ($M)



+27%
$75
$95
Q3 '16
Q3 '17

Shack-Level Operating Profit[1] ($M)



+20%
$21
$25
Q3 '16
Q3 '17

Operating Income ($M)



+16%
$9
$11
Q3 '16
Q3 '17

Adjusted EBITDA[1] ($M)



+20%
$15
$18
Q3 '16
Q3 '17

1. Shack-Level operating profit and adjusted EBITDA are non-GAAP measures. Definitions and reconciliations of Shack-level operating profit to operating income and adjusted EBITDA to net income, the most directly comparable financial measures presented in accordance with GAAP, are included in the appendix of this presentation.

Domestic Company-Operated Shack Openings Continue To Accelerate

Domestic Company-Operated Shacks
(At Period End)



150
125
100
75
50
25
0
CAGR 46%
13
7
6
21
7
14
31
10
21
44
11
33
64
15
49
79
16
63
88 - 90
120 - 125
'12
'13
'14
'15
'16
Q3 '17
'17F
'18E
NYC
Other

Rapid Domestic Growth

Four new Shacks opened in Q3 '17

- Henderson, NV
- Morningside Heights, NY
- Park North, TX
- Livingston, NJ

Operating in 68 cities within 18 states and Washington D.C.

- Balance between new markets and further penetration of existing markets
- Mix of urban, free-standing pad, and shopping/lifestyle center

Nine to eleven additional Shacks expected to open in Q4 '17

Note: CAGR is the compounded annual growth rate represented by the maximum of the '18E range in relation to '12.

Licensing Growth Consistently Strong, With Focus On Asia

Licensed Shacks
(At Period End)



100
90
80
70
60
50
40
30
20
10
0
CAGR 49%
8
5
3
19
14
4
1
32
26
5
1
40
30
5
4
1
50
33
7
5
5
64
38
10
9
7
68
84 - 86
'12
'13
'14
'15
'16
Q3 '17
'17F
'18E
Middle East, Turkey, Russia
UK
Japan, Korea
US

Diversified International Growth

Now operating globally in 12 countries

Plans to expand further in at least 5 existing markets and 1 to 2 new markets in 2018/2019, including Hong Kong, Macau, and Shanghai



SHAKE SHACK

Note: CAGR is the compounded annual growth rate represented by the maximum of the '18E range in relation to '12.

NYC Continues To Represent A Significant Portion Of Same-Shack Sales[1]

Composition of Same-Shack Sales[1]


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
44%
56%
49%
51%
58%
42%
'15
'16
Q3 '17 YTD
NYC
Other

Declining Share of Same-Shack Sales[1] Attributable to NYC

As of Q3 '17, New York City represented 26% of our Same-Shack Units and 42% of our Same Shack Sales

The New York City share of Same-Shack Sales has declined by 14 percentage points since 2015 as we've expanded to other markets

This percentage will continue to decline as we continue to geographically diversify our Shack base across the US

1. See appendix for definition.

Strong Shack-level Volumes And Margins Across All Regions

Domestic Company-Operated Shacks by Region[1], Q3 '17 TTM[2]

	NYC	Northeast	Southeast	Midwest	West	**Q3 '17 TTM Total**
Shack Count	16	32	14	7	10	**79**
AUV[3]	$7.2M	$3.8M	$3.5M	$4.5M	$4.8M	**$4.7M**
SLOP %[4]	28%	25%	26%	31%	28%	**27%**

1. The regions of domestic company-operated Shacks are defined as: NYC, which represents 5 boroughs; Northeast, which represents non-NYC NY, CT, DC, DE, MA, MD, NJ, PA, VA; Southeast, which represents FL, GA, TX; Midwest, which represents IL, KY, MI, MN; and West, which represents AZ, CA, NV.
2. Represents the results for the trailing twelve months (TTM) for all Shacks open as of the Q3' 17 period-end.
3. See appendix for definition of Average Unit Volumes (AUV).
4. Shack-Level operating profit (SLOP) is a non-GAAP measure. A definition and reconciliation of Shack-level operating profit to operating income, the most directly comparable financial measures presented in accordance with GAAP, is included in the appendix of this presentation.

Consistent, Strong Performance Over 5+ Years

Total Revenue ($M)


CAGR 47%
$57
$82
$119
$191
$268
$336
'12
'13
'14
'15
'16
Q3 '17
TTM²

Cash Flow From Operations ($M)


CAGR 46%
$12
$13
$14
$41
$54
$68
'12
'13
'14
'15
'16
Q3 '17
TTM²

Shack System-wide Sales[1] ($M)


CAGR 49%
$81
$140
$217
$295
$403
$499
'12
'13
'14
'15
'16
Q3 '17
TTM²

System-wide Shack Count

(At Period End)


CAGR 53%
21
40
63
84
114
143
'12
'13
'14
'15
'16
Q3 '17
YTD

1. See appendix for definition.
2. Represents trailing twelve months (TTM) as of Q3'17 period-end.

Note: CAGR is the compounded annual growth rate between '12 and '16

Compelling Unit Level Returns To Date And Going Forward (Illustrative)

	Company-wide Average Unit Metrics (Fiscal 2016)		Projected New Unit Metrics (Illustrative)
Investment[1]	$1.8M	+	$1.8M
AUV[2]	$5.0M		$2.8M - $3.2M[4]
Shack-Level Operating Profit Margin[3]	28%		18% - 22%[4]

	Free Cash Flow[5]	Cash on Cash Return[6]	Free Cash Flow[5]	Cash on Cash Return[6]
Year 1	$1.0M	56%	$0.2M	14%
Thereafter	$1.4M	78%	$0.6M	34%

1. Represents the average build cost of new Shacks opened in 2016.
2. See appendix for definition of Average Unit Volumes (AUV).
3. Shack-Level operating profit (SLOP) margin is a non-GAAP measure. A definition and reconciliation of Shack-level operating profit to operating income, the most directly comparable financial measures presented in accordance with GAAP, is included in the appendix of this presentation.
4. The mid-point of the ranges stated above have been used for purposes of the illustrative calculations.
5. Free cash flow is defined as Shack-level operating profit less an assumed $0.4M of preopening costs incurred in the first year for purposes of the calculations above. This calculation is based on company-wide averages and is used purely for illustrative purposes. This measure may not be equivalent to similarly titled measures disclosed by other companies or necessarily equal to a consolidated free cash flow measure.
6. Cash on cash return is calculated as free cash flow (as defined above) divided by the investment amount stated above. This calculation is based on company-wide averages and is used purely for illustrative purposes. This measure may not be equivalent to similarly titled measures disclosed by other companies or necessarily equal to a consolidated cash on cash return measure.

2017 & 2018 Full Year Guidance

	FY 2017 August 3, 2017	FY 2017 November 1, 2017	FY 2018 November 1, 2017
Revenue	$351M to $355M	$354M to $355M	*
Same-Shack sales growth	-2.0% to -3.0%	-1.5% to -2.0%	*
Domestic company-operated openings	23 to 24	24 to 26	32 to 35
Licensed Shack openings	15, net	18, net	16 to 18, net
Shack-level operating profit margin	26.5% to 27.5%	26.5% to 27.0%	*
General and administrative expenses	$38M to $40M	$38M to $40M	*
Depreciation expense	approx. $22M	approx. $22M	*
Interest expense	$1.6M to $2.0M	$1.6M to $1.8M	*
Adjusted pro forma tax rate	40% to 41%	40% to 41%	*

* Full 2018 guidance will be provided in February 2018

Astor Place, NYC – Innovating And Evolving Our Guest Experience



Team Members

- Higher wages – starting at $15/hour
- Reduced cashier hours – maximizing employee time to guide guests and focus on hospitality
- Dual kitchen lines increases ability to fulfill peak demand in-Shack and mobile/delivery

Guests

- A new visual journey through our menu, with ease of ordering and customization
- Less time waiting in line, 8 kiosks versus typical 3-4 behind-the-counter registers
- Cashless & paperless format
- Kiosks enable enhanced data capture and metrics to drive continuous operational improvement and personalized marketing
- Digital menu and signage allow for quick experimentation and responsive change

Shake Shack App Continuing To Gain Traction And Enhance Guest Experience

Guest Experience

- Seamless order-to-pick-up experience
- 15-minute scheduling increments
- Allows guests more time to browse menu in a relaxed setting

Traction

- New Shack average App orders as a % of total orders higher than company-wide average
- App orders as a % of sales continue to increase
- Excluding promotions, average check YTD '17 via the app >15% higher than in-Shack
- Increasingly important tool for guests to experience and engage with Shake Shack at their convenience


SHAKE SHACK
A New Way to Shack
Order Now

Delivery – Empowering Guests To Enjoy Shack From Anywhere


SHAKE SHACK

Delivery continues to be an important and evolving part of the restaurant landscape

- Shake Shack continues to partner selectively and pilot delivery programs
  - Goal of ensuring that the guest experience is consistent across distribution channels – we've learned a lot so far and continue to do so
- Actively testing new delivery packaging in order to ensure portability and maintain food quality from kitchen to home

Menu Innovation – Reinventing The Classics

Culinary innovation is central to what we do

- Q3 saw the introduction of new, seasonal shakes and Hot Chick'n as well as hyper-local collaborations with celebrity chefs and tastemakers, which continue to drive guest engagement and pay homage to our fine dining roots
- Innovating across all categories – custards, shakes, burgers, fries, hot dogs
- App integration
    - Hot Chick'n launched as an App Exclusive
    - Q4 early Chili access via the Shake App

Appendix

GAAP AND NON-GAAP MEASURES

Income Statement

Third Quarter And Year To Date 2017

(dollar amounts in thousands, except per share amounts)	Thirteen Weeks Ended				Thirty-Nine Weeks Ended			
	September 27, 2017		September 28, 2016		September 27, 2017		September 28, 2016	
Shack sales	$ 91,100	96.3%	$ 71,871	96.4%	$ 253,258	96.4%	$ 188,430	96.5%
Licensing revenue	3,509	3.7%	2,696	3.6%	9,416	3.6%	6,774	3.5%
TOTAL REVENUE	94,609	100.0%	74,567	100.0%	262,674	100.0%	195,204	100.0%
Shack-level operating expenses[1]:								
Food and paper costs	25,760	28.3%	20,393	28.4%	71,646	28.3%	53,529	28.4%
Labor and related expenses	23,806	26.1%	18,216	25.3%	66,692	26.3%	46,640	24.8%
Other operating expenses	9,229	10.1%	6,577	9.2%	25,380	10.0%	17,475	9.3%
Occupancy and related expenses	7,522	8.3%	6,009	8.4%	20,741	8.2%	15,541	8.2%
General and administrative expenses	9,204	9.7%	7,885	10.6%	27,352	10.4%	22,265	11.4%
Depreciation expense	5,604	5.9%	3,719	5.0%	15,610	5.9%	10,229	5.2%
Pre-opening costs	2,670	2.8%	2,598	3.5%	6,961	2.7%	6,708	3.4%
Loss on disposal of property and equipment	204	0.2%	—	—%	317	0.1%	—	—%
TOTAL EXPENSES	83,999	88.8%	65,397	87.7%	234,699	89.3%	172,387	88.3%
OPERATING INCOME	10,610	11.2%	9,170	12.3%	27,975	10.7%	22,817	11.7%
Other income, net	229	0.2%	151	0.2%	622	0.2%	197	0.1%
Interest expense	(475)	-0.5%	(89)	-0.1%	(1,144)	-0.4%	(267)	-0.1%
INCOME BEFORE INCOME TAXES	10,364	11.0%	9,232	12.4%	27,453	10.5%	22,747	11.7%
Income tax expense	2,494	2.6%	2,443	3.3%	7,537	2.9%	6,058	3.1%
NET INCOME	7,870	8.3%	6,789	9.1%	19,916	7.6%	16,689	8.5%
Less: net income attributable to non-controlling interests	2,873	3.0%	3,023	4.1%	7,773	3.0%	8,163	4.2%
NET INCOME ATTRIBUTABLE TO SHAKE SHACK INC.	$ 4,997	5.3%	$ 3,766	5.1%	$ 12,143	4.6%	$ 8,526	4.4%
Earnings per share of Class A common stock:								
Basic	$0.19		$0.16		$0.47		$0.38	
Diluted	$0.19		$0.15		$0.46		$0.37	
Weighted-average shares of Class A common stock outstanding:								
Basic	26,024		24,023		25,733		22,310	
Diluted	26,477		24,554		26,248		22,805	

1. As a percentage of Shack sales.

Definitions

"Adjusted EBITDA," a non-GAAP measure, is defined as EBITDA excluding equity-based compensation expense, deferred rent expense, losses on the disposal of property and equipment, as well as certain non-recurring items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations. Effective September 28, 2016, the Company no longer excludes pre-opening costs from its computation of adjusted EBITDA. Prior period amounts have been restated to conform to the current period computation methodology.

"Average unit volumes" or "AUVs" for any 12-month period consist of the average annualized sales of all domestic company-operated Shacks over that period. AUVs are calculated by dividing total Shack sales from domestic company-operated Shacks by the number of domestic company-operated Shacks open during that period. For Shacks that are not open for the entire period, fractional adjustments are made to the number of Shacks open such that it corresponds to the period of associated sales.

"Same-Shack Sales" represents Shack sales for the comparable Shack base, which is defined as the number of domestic company-operated Shacks open for 24 full fiscal months or longer. Effective December 29, 2016, the Company changed its methodology for calculating same-Shack sales whereby Shacks enter the comparable base at the beginning of their 25th full fiscal month, whereas previously they entered at the beginning of their 105th full fiscal week. Prior period amounts have been restated to conform to the current period methodology.

"EBITDA," a non-GAAP measure, is defined as net income before interest expense (net of interest income), income tax expense, and depreciation and amortization expense.

"Shack-level operating profit," a non-GAAP measure, is defined as Shack sales less Shack-level operating expenses including food and paper costs, labor and related expenses, other operating expenses and occupancy and related expenses.

"Shack-level operating profit margin," a non-GAAP measure, is defined as Shack sales less Shack-level operating expenses, including food and paper costs, labor and related expenses, other operating expenses and occupancy and related expenses as a percentage of Shack sales.

"Shack sales" is defined as the aggregate sales of food, beverages and Shake Shack-branded merchandise at domestic company-operated Shacks and excludes sales from licensed Shacks.

"Shack system-wide sales" is an operating measure and consists of sales from domestic company-operated Shacks, domestic licensed Shacks and international licensed Shacks. The Company does not recognize the sales from licensed Shacks as revenue. Of these amounts, revenue is limited to Shack sales from domestic company-operated Shacks and licensing revenue based on a percentage of sales from domestic and international licensed Shacks, as well as certain up-front fees such as territory fees and opening fees.

Shack-Level Operating Profit

Shack-Level Operating Profit

Shack-level operating profit is defined as Shack sales less Shack-level operating expenses, including food and paper costs, labor and related expenses, other operating expenses and occupancy and related expenses.

How This Measure Is Useful

When used in conjunction with GAAP financial measures, Shack-level operating profit and Shack-level operating profit margin are supplemental measures of operating performance that the Company believes are useful measures to evaluate the performance and profitability of its Shacks. Additionally, Shack-level operating profit and Shack-level operating profit margin are key metrics used internally by management to develop internal budgets and forecasts, as well as assess the performance of its Shacks relative to budget and against prior periods. It is also used to evaluate employee compensation as it serves as a metric in certain performance-based employee bonus arrangements. The Company believes presentation of Shack-level operating profit and Shack-level operating profit margin provides investors with a supplemental view of its operating performance that can provide meaningful insights to the underlying operating performance of the Shacks, as these measures depict the operating results that are directly impacted by the Shacks and exclude items that may not be indicative of, or are unrelated to, the ongoing operations of the Shacks. It may also assist investors to evaluate the Company's performance relative to peers of various sizes and maturities and provides greater transparency with respect to how management evaluates the business, as well as the financial and operational decision-making.

Limitations of the Usefulness of this Measure

Shack-level operating profit and Shack-level operating profit margin may differ from similarly titled measures used by other companies due to different methods of calculation. Presentation of Shack-level operating profit and Shack-level operating profit margin is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. Shack-level operating profit excludes certain costs, such as general and administrative expenses and pre-opening costs, which are considered normal, recurring cash operating expenses and are essential to support the operation and development of the Company's Shacks. Therefore, this measure may not provide a complete understanding of the Company's operating results as a whole and Shack-level operating profit and Shack-level operating profit margin should be reviewed in conjunction with GAAP financial results. A reconciliation of Shack-level operating profit to operating income, the most directly comparable GAAP financial measure, is set forth below.

Shack-Level Operating Profit

(dollar amounts in thousands)	Thirteen Weeks Ended September 27, 2017	Thirteen Weeks Ended September 28, 2016	Thirty-Nine Weeks Ended September 27, 2017	Thirty-Nine Weeks Ended September 28, 2016	Fiscal Year Ended December 28, 2016
Operating income	$ 10,610	$ 9,170	$ 27,975	$ 22,817	$ 27,805
Less:					
Licensing revenue	3,509	2,696	9,416	6,774	9,125
Add:					
General and administrative expenses	9,204	7,885	27,352	22,265	30,556
Depreciation expense	5,604	3,719	15,610	10,229	14,502
Pre-opening costs	2,670	2,598	6,961	6,708	9,520
Loss on disposal of property and equipment	204	—	317	—	34
Shack-level operating profit	$ 24,783	$ 20,676	$ 68,799	$ 55,245	$ 73,292
Total revenue	$ 94,609	$ 74,567	$ 262,674	$ 195,204	$ 268,475
Less: licensing revenue	3,509	2,696	9,416	6,774	9,125
Shack sales	$ 91,100	$ 71,871	$ 253,258	$ 188,430	$ 259,350
Shack-level operating profit margin	27.2%	28.8%	27.2%	29.3%	28.3%

Shack-Level Operating Profit by Region

(dollar amounts in thousands)	Total Company					Domestic Company-operated Shacks By Region[1], Q3 '17 TTM					
	Q4 2016	Q1 2017	Q2 2017	Q3 2017	Trailing Twelve Months	NYC	Northeast	Southeast	Midwest	West	Corporate / Other[2]
Domestic Company-operated Shacks (Opened During Q3 '17 TTM Period)					21	2	8	5	3	3	0
Domestic Company-operated Shacks (as of Q3 '17)					79	16	32	14	7	10	0
Operating income	$ 4,988	$ 5,628	$ 11,737	$ 10,610	$ 32,963	$ 24,378	$ 16,505	$ 5,907	$ 4,631	$ 7,271	$ (25,729)
Less:											
Licensing revenue	2,351	2,594	3,313	3,509	11,767						11,767
Add:											
General and administrative expenses	8,291	8,470	9,678	9,204	35,643						35,643
Depreciation expense	4,273	4,748	5,258	5,604	19,883	4,115	7,659	2,822	1,198	3,102	987
Pre-opening costs	2,812	2,415	1,876	2,670	9,773	1,810	2,787	1,860	1,435	1,658	223
Loss on disposal of property and equipment	34	13	100	204	351	111	134	79	10	16	1
Shack-level operating profit	$ 18,047	$ 18,680	$ 25,336	$ 24,783	$ 86,846	$ 30,414	$ 27,085	$ 10,668	$ 7,274	$ 12,047	$ (642)
Total revenue	$ 73,271	$ 76,749	$ 91,316	$ 94,609	$ 335,945	106,733	109,511	41,651	23,827	42,409	11,814
Less: Licensing revenue	2,351	2,594	3,313	3,509	11,767						11,767
Shack sales	$ 70,920	$ 74,155	$ 88,003	$ 91,100	$ 324,178	$ 106,733	$ 109,511	$ 41,651	$ 23,827	$ 42,409	$ 47
Shack-level operating profit margin	25%	25%	29%	27%	27%	28%	25%	26%	31%	28%	NA

[1]The regions of domestic company-operated Shacks are defined as: NYC, which represents 5 boroughs; Northeast, which represents non-NYC NY, CT, DC, DE, MA, MD, NJ, PA, VA; Southeast, which represents FL, GA, TX; Midwest, which represents IL, KY, MI, MN; and West which represents AZ, CA, NV.

[2]Corporate/Other includes any amounts not attributable to a specific Shack and primarily relates to our corporate functions and other centralized operations.

Adjusted EBITDA

EBITDA and Adjusted EBITDA

EBITDA is defined as net income before interest expense (net of interest income), income tax expense and depreciation and amortization expense. Adjusted EBITDA is defined as EBITDA (as defined above) excluding equity-based compensation expense, deferred rent expense, losses on the disposal of property and equipment, as well as certain non-recurring items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations.

How These Measures Are Useful

When used in conjunction with GAAP financial measures, EBITDA and adjusted EBITDA are supplemental measures of operating performance that the Company believes are useful measures to facilitate comparisons to historical performance and competitors' operating results. Adjusted EBITDA is a key metric used internally by management to develop internal budgets and forecasts and also serves as a metric in its performance-based equity incentive programs and certain bonus arrangements. The Company believes presentation of EBITDA and adjusted EBITDA provides investors with a supplemental view of the Company's operating performance that facilitates analysis and comparisons of its ongoing business operations because they exclude items that may not be indicative of the Company's ongoing operating performance.

Limitations of the Usefulness of These Measures

EBITDA and adjusted EBITDA may differ from similarly titled measures used by other companies due to different methods of calculation. Presentation of EBITDA and adjusted EBITDA is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. EBITDA and adjusted EBITDA exclude certain normal recurring expenses. Therefore, these measures may not provide a complete understanding of the Company's performance and should be reviewed in conjunction with the GAAP financial measures. A reconciliation of EBITDA and adjusted EBITDA to net income, the most directly comparable GAAP measure, is set forth below.

Adjusted EBITDA

(in thousands)	Thirteen Weeks Ended September 27, 2017		Thirteen Weeks Ended September 28, 2016		Thirty-Nine Weeks Ended September 27, 2017		Thirty-Nine Weeks Ended September 28, 2016	
Net income	$	7,870	$	6,789	$	19,916	$	16,689
Depreciation expense		5,604		3,719		15,610		10,229
Interest expense, net		456		66		1,086		198
Income tax expense		2,494		2,443		7,537		6,058
EBITDA		16,424		13,017		44,149		33,174
Equity-based compensation		1,289		1,577		3,823		3,817
Deferred rent		240		560		767		1,807
Loss on disposal of property and equipment		204		—		317		—
Executive transition costs[1]		13		—		664		—
ADJUSTED EBITDA	$	18,170	$	15,154	$	49,720	$	38,798
ADJUSTED EBITDA margin		19.2%		20.3%		18.9%		19.9%

(1) Represents fees paid to an executive recruiting firm, a non-recurring signing bonus and certain other benefits paid upon the hiring of the Company's Chief Financial Officer.

Investor Contact:
Melissa Calandruccio, ICR
Michelle Michalski, ICR
(844) SHACK-04 (844-742-2504)
investor@shakeshack.com

Media Contact:
Edwin Bragg, Shake Shack
(646) 747-6654
ebragg@shakeshack.com


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